SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, For Use of Commission Only
                                         (as permitted by Rule 14a-6(e)(2)
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SAZTEC INTERNATIONAL, INC.
                           --------------------------
                (Name of registrant as Specified in Its Charter)

    _________________________________________________________________________
    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):
                               [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:
           __________________________________________________________
        (2) Aggregate number of securities to which transaction applies:
           __________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           __________________________________________________________
              (4) Proposed maximum aggregate value of transaction:
           __________________________________________________________
                               (5) Total fee paid:
                       ___________________________________
               [ ] Fee paid previously with preliminary materials:
           __________________________________________________________

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.
                           (1) Amount previously paid:
                       ___________________________________
                (2) Form, Schedule or Registration Statement no.:
           __________________________________________________________
                        (3) Filing Party: _____________
                           (4) Date Filed ___________

                           SAZTEC INTERNATIONAL, INC.

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING ON MAY 17, 2001
                               AND PROXY STATEMENT

        This Notice of Annual Meeting, Proxy Statement and Form of Proxy are being mailed to stockholders on or about May 3, 2001.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

NOTICE OF ANNUAL MEETING                                                 3

PROXY STATEMENT                                                          4

GENERAL INFORMATION                                                      4

CHANGE OF CONTROL                                                        5

LEGAL PROCEEDINGS                                                        6

EXECUTIVE COMPENSATION                                                 6 - 7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT         7 - 9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                           9

ELECTION OF DIRECTORS                                                  9 - 11

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES          11

EXECUTIVE OFFICERS                                                       12

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                 12

OTHER MATTERS                                                            12

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT                        13

AUDIT COMMITTEE CHARTER OF DUTIES AND RESPONSIBILITIES (Appendix A)      14

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT THEY EXPECT TO ATTEND IN PERSON, ALL STOCKHOLDERS ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE FOR THAT PURPOSE. PROXIES ARE REVOCABLE AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE, PROVIDED THAT THE STOCK IS HELD IN THEIR RESPECTIVE NAMES AND NOT IN THE NAME OF A STREET NOMINEE.

Requests for additional copies of proxy material should be addressed to Vidur V. Bhogilal, Secretary, SAZTEC International, Inc., 900 Middlesex Turnpike Bldg. 5, Billerica, MA 01821.

                           SAZTEC INTERNATIONAL, INC.
                         900 Middlesex Turnpike Bldg. 5
                               Billerica, MA 01821

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 17, 2001

                       -----------------------------------

                TO THE STOCKHOLDERS OF SAZTEC INTERNATIONAL, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SAZTEC INTERNATIONAL, INC., (the "Company") will be held at the Company's headquarters at 900 Middlesex Turnpike Bldg. 5, Billerica, MA 01821, on May 17, 2001 at 8:30 A.M., Eastern Standard Time, for the following purposes:

         1. To elect seven (7) Directors of the Board of Directors of the Company, each for the term of one year or until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the year ended June 30, 2001;

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 24, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

Copy of the Company's 2000 Annual Report covering the Form 10-KSB, accompanies this Notice. This accompanying document is part of the proxy soliciting material and is incorporated by this reference.

Billerica, Massachusetts                     By Order of the board of Directors
April 24, 2001

                                             /s/Vidur V. Bhogilal
                                             --------------------
                                             Vidur V. Bhogilal, Secretary

                           SAZTEC INTERNATIONAL, INC.
                         900 Middlesex Turnpike Bldg. 5
                               Billerica, MA 01821
                       -----------------------------------
                                 PROXY STATEMENT
                               GENERAL INFORMATION

The accompanying Proxy is solicited by the management of SAZTEC International, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on May 17, 2001 at 8:30 a.m., Eastern Time, at the Company's offices at 900 Middlesex Turnpike Bldg. 5, Billerica, MA 01821, and at any adjournment or adjournments thereof. At the meeting, seven directors will be elected, the ratification of Grant Thornton LLP as independent accountants will be voted on, and any other such business which may properly come before the meeting will be transacted. The shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the meeting. Proxies returned with no indication as to how they should be voted will be voted in favor of each of the proposals listed.

Revocability of Proxies

A stockholder who executes and returns the accompanying form of Proxy may revoke it at any time prior to its being voted by signing another form of Proxy bearing a later date, or by signing a written notice of revocation and, in either case, delivering the Proxy or notice to the Secretary of the Company by mail prior to the Annual Meeting or in person at the Annual Meeting. Irrespective of the above, execution of the form of Proxy will not in any way affect a stockholder's privilege to attend the Annual Meeting and vote in person, provided that the stock is held in the stockholder's name and not in the name of a street nominee.

Stockholders Proposals

Proposals of stockholders of the Company which are intended to be presented to such stockholders at the Company's next Annual Meeting must be received by the Company no later than October 24, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

Annual Report

The Company's 2000 Annual Report covering Form 10-KSB accompanies this Proxy Statement.

Outstanding Voting Securities

Only holders of record of the Company's Common Stock, no par value, ("Common Stock") on April 24, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. On April 24, 2001 the Company had issued and outstanding 6,249,928 shares of Common Stock.

Voting of Shares

Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven (7) candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder has expressed an intention to cumulate votes. In the event of cumulative voting, the Proxy holder intends to cast the votes covered by the Proxy in such manner, as he believes will result in the election of as many of the nominees selected on the Proxy as possible.

CHANGE OF CONTROL

On October 18, 2000, Datamatics Technologies Limited ("Datamatics"), which already owned 200,000 shares of common stock of the Company, concluded the purchase of an aggregate of 2,018,174 shares of common stock of the Company, at a purchase price of $0.47 per share ($948,542 in the aggregate) from Tallard Infologix, N.V., a Netherlands corporation ("Infologix"), a wholly-owned subsidiary of Tallard, B.V., and from Maida Vale Limited, a British Virgin Islands company ("Maida Vale") The purchase was made pursuant to a Stock Purchase Agreement dated as of September 12, 2000, by and among Datamatics, Infologix and Maida Vale (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, Maida Vale acquired an additional 1,034,181 shares of common stock of the Company on October 18, 2000, upon conversion of a convertible promissory note in the principal amount of $500,000 issued in June 2000 by the Company to Maida Vale.

Under a separate Voting Agreement dated as of September 12, 2000 (the "Voting Agreement"), Infologix and Maida Vale have agreed that, subject to certain conditions, Maida Vale will be obligated to vote such shares of the Company as they may own, for a period of two years from the date of the Voting Agreement, in accordance with Datamatics' instructions as to the election of directors nominated by Datamatics. Under the Voting Agreement, Datamatics, subject to certain conditions, will be obligated to vote all of the shares of Common Stock it holds, for a period of two years from the date of the Voting Agreement, in accordance with Maida Vale's instructions as to the election of one director nominated by Maida Vale. In addition, the Voting Agreement will require Maida Vale to vote all of its shares of Common Stock in accordance with Datamatics' instructions, for a period of two years from the date of the Voting Agreement, in the case of the following potential transactions that require shareholder votes to be taken: (i) sale of all or substantially all of the Company's assets;
(ii) the acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, or any other consolidation, merger or other reorganization involving the Company; (iii) the liquidation, dissolution, winding-up or similar transaction of the Company; (iv) the amendment or proposed amendment of the articles of incorporation or bylaws of the Company, provided that such amendment or proposed amendment does not adversely affect the rights of Infologix or Maida Vale; (v) the reincorporation of the Company in a jurisdiction other than California; and (vi) any matter relating to the Company's European operations.

Under the Stock Purchase Agreement, Datamatics made a commitment to loan to the Company not less than $550,000 to finance the Company's anticipated working capital needs. The $550,000 loan to the Company from Datamatics was made on October 3, 2000, pursuant to a convertible promissory note. The note is due September 25, 2001, and bears interest at 2% above the prime rate. Upon conversion Datamatics would acquire that number of shares of common stock of the Company as is equal to the quotient of a fraction, the numerator of which is the balance of principal and unpaid interest, and the denominator of which is a conversion price of thirty-six cents ($0.36) per share. Datamatics has the right at any time to convert the note into shares of common stock of the Company. As of April 24, 2001, the conversion rate would result in the issuance of 1,621,244 shares being issued to Datamatics upon conversion of the full principal amount and unpaid interest on the note.

On April 11, 2001, Datamatics purchased an additional 310,000 shares of common stock from the Company at a purchase price of $0.30 per share (or an aggregate of $93,000).

As a result of the foregoing transactions, Datamatics has sole or shared voting control (excluding shares that might be issued in the future upon conversion of the convertible promissory note held by Datamatics) over an aggregate of 3,562,355 (57%) shares of the Company's shares issued and outstanding at April 24, 2001 Assuming full conversion of the convertible note, Datamatics' aggregate beneficial ownership as of April 24, 2001, would cover an aggregate of 5,183,599 shares (65.86%) of the Company's common stock.

LEGAL PROCEEDINGS

On January 26, 2001 Saztec Europe Limited a wholly owned subsidiary of Saztec International Inc. filed a petition for liquidation under section 122 (a) of the Insolvency Act 1986 U.K. It had been determined that the Company's long term business model in Europe would not be profitable based on market conditions for our services.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years listed, the compensation received by the Company's Chief Executive Officer and each of the most highly compensated executive officers whose compensation exceeded $100,000 for services rendered to the Company, or would have exceeded $100,000 if they had been employed by the Company for the entire year.

                                                           Annual                            Long Term
                                                        Compensation                     Compensation Award
                                                        ------------                     ------------------
                                                                               Securities
                                                                                Underlying              All Other
                                                     Salary        Bonus         Options              Compensation
Name and                                             ------        -----         -------              ------------
Principal Position                      Year           ($)          ($)            (#)                     ($)
------------------                      ----           ---          ---            ---                     ---
Christopher Parker                      2000         148,404                    250,000                  11,514
Chief Executive Officer                 1999         144,385                    140,000
                                        1998          54,885                    140,000

Paul F. Parshley                        2000         109,361                    100,000
Chief Financial Officer                 1999          14,350                     20,000

                      Option/SAR Grants in Last Fiscal Year
                                Individual Grants

                           Number of Securities          % of Total Options          Exercise
                            Underlying Options          Granted to Employees         or Base
Name                         SARs Granted (#)              In Fiscal Year         Price ($/sh.)     Expiration Date
----                         ----------------              --------------         -------------     ---------------
Christopher Parker               110,000                        29.3                   .313          June 13, 2005
Paul F. Parshley                  80,000                        21.3                   .313          June 13, 2005

Stock Options Exercised

During the year ended June 30, 2000, no stock options were exercised by the named executives. For the fiscal year ended June 30, 2000, no stock options previously awarded to the named executives were repriced. The following table sets forth, as of June 30, 2000, the exercisable and unexercisable portions of stock options held by the named executives.

                                                                                 Number of Securities Underlying
                                    Shares                                 Unexercised Options at Fiscal Year End (#)
                                   Acquired               Value            -------------------------------------------
Name                           on Exercise ($)         Realized ($)          Exercisable              Unexercisable
----                           ---------------         ------------          -----------              -------------
Christopher Parker                    -                      -                 102,000                   148,000

Paul F. Parshley                      -                      -                  24,000                    76,000

As of June 30, 2000, there was no unrealized value with respect to the exercisable or unexercisable portions of the options held by the above-named executives.

Long-Term Incentive Plan Awards

The Company has no Long-term Incentive Plan Awards currently in effect.

Employment Contracts

Mr. Richard Orlando joined the company as President and CEO, pursuant to a contract entered into with the Company on December 12, 2000. The agreement entails an annual salary of $ 175,000, a bonus plan that would not exceed 50% of the salary subject to achievement of the certain performance objectives, and 166,000 stock options vesting over a five-year period.

Mr. Raymond Barlow joined the company as Director of Sales on February 5, 2001. Mr. Barlow's annual compensation consists of an annual salary of $ 125,000, an incentive plan of $ 32,000 and 30,000 stock options vesting over a five-year period.

Mr. Vidur Bhogilal joined the company on February 15, 2001 as Vice President Finance and Secretary. Mr. Bhogilal's compensation consists of an annual salary of $ 95,000, a bonus plan of $ 20,000 subject to achievement of certain predetermined objectives and 50,000 stock options vesting over a five-year period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 24, 2001 information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

NAME AND ADDRESS                               NO. OF SHARES    PERCENT OWNED(1)
----------------                               -------------    ----------------

Datamatics Technologies Limited (2)              5,183,599            65.86
Unit 117/120 SDF 4, SEEPZ
Andheri East, Mumbai -400096 India

Maida Vale Limited (3a, 3b)                      5,183,599            65.86
P. O. Box 545
St. Helier, Jersey JE4
8XY, Channel Islands

Richard P. Kiphart (4)                             386,446            6.18
222 West Adams
Chicago, IL 60603

Robert W. Forsyth (5)                               96,000            1.53
3568 Fair Oaks Way, Long Boat Key, FL
34228-4167

Lee R. Petillon (6)                                 57,750              *
21515 Hawthorne Blvd., #1260
Torrance, CA  90503

Tom W. Olofson (7)                                 310,250            4.93
400 West 49th Terrace Unite 2136
Kansas City, MO,  614112

Pradeep Barthakur (8)                              305,000            4.86
26 Derby Lane
Tyngsboro, MA 01879

Dr. Lalit S. Kanodia (9)                         5,183,599            65.86
Unit 117/120 SDF 4, SEEPZ
Andheri East, Mumbai -400096 India

Richard J. Orlando (10)                             33,200              *
7 Laconia Circle
North Andover, MA 01845

Vidur V. Bhogilal (11)                             160,000            2.56
30 Royal Crest Drive Apt # 2
North Andover, MA 01845

Hans Lindroth (12)                                  20,000              *
Odelbergs V9
134 40 GUSTAVBERG
Sweden

All Directors and Officers
as a Group (8 persons)                           5,005,476            62.52

* Less than one percent (1%)

(1) Based on 6,249,928 shares outstanding on April 24, 2001, 1,841,644 exercisable options, in aggregate, on such date, for a total of 8,091,572.

(2) Includes 2,528,174 shares owned by Datamatics and 1,621,244 shares, which Datamatics has the right to acquire upon conversion of a loan from Datamatics to the Company. Also includes 1,034,181 shares owned by Maida Vale, which shares are subject to a voting agreement between Datamatics and Maida Vale.
The Datamatics Group is an India based Global Software and IT Solutions Company. Their expertise spans Software Development, Knowledge Management, Offshore Software Development, Professional Services, Product Enhancement, Support Services and many more. Datamatics has a corporate history of over 25 years, with a current employee strength of 2,300, and clients in 50 countries.

(3a) Includes 1,034,181 shares owned by Maida Vale. Also includes 2,528,174 shares owned by Datamatics, and 1,621,244 shares which Datamatics has the right to acquire upon conversion of a loan from Datamatics to the Company, which shares are subject to a voting agreement between Datamatics, and Maida Vale.
(3b) Maida Vale is wholly owned by Hammerwood (B.V.I.) Limited. Hammerwood is controlled by Elmwood Investment Holdings Ltd., a holding company organized in the British Virgin Islands. The Peder Sager Wallenberg Charitable Trust has the right to receive 25% of 99.9% of all dividends declared by Hammerwood and 99.9% of all assets of Hammerwood distributed upon any liquidation thereof. Additional information about Maida Vale and its affiliates is contained in Amendment No. 7 to the Schedule 13D filed by such persons with the Securities and Exchange Commission on October 26, 2000.

(4) The shares beneficially owned by Mr. Kiphart are issued in the following manner: 350,686 shares owned directly, and 35,760 shares held in total by three trusts for Mr. Kiphart's children, of which Mrs. Kiphart is the trustee.

(5) The shares beneficially owned by Mr. Forsyth consist of 76,000 shares owned directly and vested options to purchase 20,000 shares.

(6) The shares beneficially owned by Mr. Petillon consist of 35,750 shares pursuant to vested stock options, 12,000 shares owned directly by Mr. Petillon and 10,000 shares owned by Petillon & Hansen, of which Mr. Petillon is a partner.

(7) The shares beneficially owned by Mr. Olofson consist of 271,500 shares owned directly, and vested options to purchase 38,750 shares.

(8) The shares held by Mr. Barthakur consist of 279,000 shares owned directly, vested rights to purchase 26,000 shares pursuant to stock options.

(9) Dr. Lalit S. Kanodia has beneficial ownership of 96.96% of Datamatics Technologies Ltd.'s outstanding shares. Datamatics directly owns 2,528,174 shares and has the right to acquire 1,621,244 shares upon conversion of a loan given to the Company.

(10) The shares held by Mr. Orlando consist of vested options to purchase 33,200 shares.

(11) The shares beneficially owned by Mr. Bhogilal consist of 10,000 shares pursuant to vested stock options, and 150,000 shares owned directly by Mr. Bhogilal.

(12) The shares held by Mr. Lindroth consist of vested options to purchase 20,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 11, 2001 the Company sold 310,000 shares of the Company's common stock to Datamatics for a purchase price of $93,000 ($0.30 per share). An additional 390,000 shares were sold to certain of the Company's Directors for an aggregate purchase price of $117,000. The proceeds will be used by the Company for infrastructure enhancement and sales and marketing activities.

On June 30, 2000 Maida Vale loaned the Company $500,000 pursuant to a convertible promissory note. The note was payable in full on June 30, 2001 and bore interest at two percent above the prime rate. Maida Vale had the right to convert the note and accrued interest into shares of the Company's common stock at a conversion price of $0.50 per share. On October 18, 2000 Maida Vale exercised this right and converted the note into 1,034,181 shares of the Company's common stock.

Datamatics provides data conversion, imaging, and other services to the Company. Datamatics received payments for such services of $ 211,371and $ 381,000 for the fiscal years ended June 30, 1999 and 2000, respectively, and $ 467,500 for the nine months ended March 31, 2001.

ELECTION OF DIRECTORS

Pursuant to an Agreement dated September 12, 2000 between Infologix, Maida Vale and Datamatics, and subject to applicable law, the parties to the agreement agreed to vote their shares until the second anniversary of the agreement to elect members of the Company's Board of Directors as follows:

         (a) one (1) individual nominated by Infologix and Maida Vale, so long as Infologix and Maida Vale owns in the aggregate at least fifty percent (50%) of the 1,034,181 shares;
         (b) subject to (a) above, the individuals nominated by Datamatics so long as Datamatics owns at least fifty percent (50%) of the 2,018,174 shares.

Infologix and Maida Vale have nominated Hans Lindroth and Datamatics has nominated the remaining six candidates for election. A total of seven directors are nominated in this election. Each nominee has consented to be named as a nominee and has indicated their intent to serve if elected. Each Director will serve for a term of one year or until their successor is elected and qualified. Unless authority is withheld, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below, reserving however full discretion to vote such proxy for other persons if any nominee is unable or unwilling to serve. Any votes so cast may be distributed among the persons voted for in such proportion as the persons named in the enclosed proxy shall see fit. The Board of Directors has no reason to believe that any nominee will be unavailable.

Nominees for Director

Name                    Age       Position with Company
----                    ---       ---------------------
Robert W. Forsyth       61        Chairman of the Board, Director

Lalit Kanodia           60        Director

Tom W. Olofson          59        Director

Lee R. Petillon         71        Director

Pradeep Barthakur       52        Director

Hans Lindroth           42        Director

Vidur V. Bhogilal       31        Director, Vice President Finance and Secretary

Mr. Forsyth has been a director since June 5, 1997. In January 1999, he was elected Chairman of the Board of Directors. He has extensive experience in systems integration, software development and e-commerce markets. Mr. Forsyth was President and CEO of Travelogix, a travel technology company located in Houston, Texas, from October 1995. Travelogix is a wholly owned subsidiary of Tallard Infologix, N.V. Prior to joining Travelogix, he was President of the Outsourcing Marketing Division of Computer Sciences Corporation, from 1992 and Group Vice President of Program Development, from 1975 to 1987. Mr. Forsyth was President of Synercom Technology in Houston from 1987 to 1992.

Dr. Kanodia was elected director at the regular meeting of the Board of Directors on October 19, 2001. He is the Chairman of the Datamatics Group of companies, and on the Board of Directors of various other corporations. Dr. Kanodia founded the Indian IT industry in India, after obtaining his PhD from Massachusetts Institute of Technology. Dr. Kanodia was a Ford Foundation Fellow and a consultant to numerous multinationals. He has extensive experience in the field of Information Technology, and is on numerous Executive Committees that promote IT.

Mr. Olofson was elected to the Company's Board of Directors in November 1991. Mr. Olofson has been Chairman and Chief Executive Officer of Electronic Processing, Inc. since July 1988. Mr. Olofson also serves as a member of the Board of Directors of various private companies in which he is an investor.

Mr. Petillon was elected to the Company's Board of Directors in August 1988. Since 1978 Mr. Petillon has been in private law practice, dealing primarily in the areas of business, corporation, securities, mergers and acquisitions and corporate finance. Mr. Petillon served as the Company's legal counsel from June 1983 to June 1988.

Mr. Barthakur was elected director at the regular meeting of the Board of Directors on September 12, 1996. Mr. Barthakur is Executive Vice President & Secretary of Datamatics (America) Inc., where he has been employed since 1992. Datamatics (America) Inc. is a part of the Datamatics Group of Companies.

Mr. Lindroth was elected director at the regular meeting of the Board of Directors on February 19, 1998. He lectures frequently on the publishing industry and has been instrumental in developing internet-based systems and electronic publishing, notably for Dagens Nyheter in Sweden.

Mr. Bhogilal was elected director at the regular meeting of the Board of Directors on October 19, 2001. Mr. Bhogilal joined the Company on February 15, 2001 as Vice President Finance and Secretary. Mr. Bhogilal is a qualified CPA, Chartered and Cost Accountant and has a law degree. Prior to joining the company, he was Manager Business Development at Datamatics Technologies from 1998. Prior to joining Datamatics he was Manager Finance and Legal at

Diamond Trading NV, Belgium from 1995 and with Arthur Andersen, India as Senior Consultant from 1994. Mr. Bhogilal is the son-in-law of Dr. Lalit S. Kanodia.

The election of each director requires the affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy, unless cumulative voting is demanded at the Annual Meeting. If cumulative voting is in effect, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

The Board of Directors recommends that the shareholders vote "FOR" the election as a Director of each of the nominees described above (Proposal 1 on the Proxy
Card).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

All Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each elected Director other than Mr. Robert W. Forsyth, Dr. Lalit S. Kanodia, Mr. Hans Lindroth, and Mr. Vidur V. Bhogilal receives compensation of $1,000 per quarter plus $750 per day for each quarterly board meeting attended. All directors are reimbursed actual expenses to attend regular quarterly meetings of the Board. The Chairman of the Board of Directors receives $3,000 per month plus reimbursement of actual expenses to attend regular meetings. Executive Officers are elected annually by, and serve at the pleasure of, the Board of Directors.

During the 2000 fiscal year, the Board of Directors held five regular meetings. All Directors attended all the meetings with the exception of Mr. Olofson, who attended four.

The Audit Committee of the Board of Directors consists of two directors who are not officers of the Company and are independent as defined by the listing standards of the NASDAQ. The members of the Audit Committee are: Tom W. Olofson and Lee R. Petillon. The Audit Committee held one meeting in 2000 for the purpose of overseeing management's responsibilities for accounting internal controls and financial reporting. After meeting with the independent auditors to review the scope of the audit, the annual fees, and the planned scope of future audits, the Audit Committee recommends the appointment of an independent certified public accounting firm, subject to the Board's approval, for the following fiscal year. The Report of the Audit Committee, which appears below, and the Audit Committee Charter, which appears in Appendix A, more fully describe the activities and responsibilities of the Audit Committee. The Compensation Committee, which consists of Directors Pradeep Barthakur and Hans Lindroth considered and approved grants of compensation and stock options to the Company's key employees. The Company does not have a Nominating Committee.

Report of The Audit Committee

During the fiscal year ended June 30, 2000, the Audit Committee of the Board of Directors held one meeting. The Audit Committee acts under a written Charter first adopted and approved in 2000. In accordance with the Charter, the Audit Committee is responsible for providing independent and objective oversight of the Company's accounting functions, internal controls and financial reporting. The Audit Committee also reviews and reassesses the Charter annually and adopts any amendments necessary to reflect changes in regulatory policies or its responsibilities. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

During 2000, the Audit Committee reviewed the audit plan and audit scope of the independent auditors, Grant Thornton LLP. The Audit Committee discussed the quality and adequacy of the Company's internal controls with management and the independent auditors. These discussions included a review of the results of the external audit recommendations. In addition, the Audit Committee retained the independent auditors to perform non-audit services. In doing so, the Audit Committee felt assured that these non-audit services would not impact the independence of the independent auditors.

The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's financial statements for the year ended June 30, 2000 and the interim reviews of the financial statements included in the Company's Forms 10-Q for its fiscal year 2000 were approximately $55,000.

The aggregate fees billed by Grant Thornton LLP for services rendered for fiscal year 2000, other than services reported under audit fees above, were approximately $10,000, for tax services.

In discharging its oversight responsibility regarding the audit process, the Audit Committee obtained a written statement from the independent auditors describing all relationships between the auditors and the Company that might bear on their independence, consistent with Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for the audit of those statements. In fulfilling its responsibilities for the financial statements for fiscal year 2000, the Audit Committee reviewed the audited financial statements of the Company, for the fiscal year ended June 30, 2000, with management and independent auditors. Based on the reviews with management and the independent auditors discussed above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2000, for filing with the Securities and Exchange Commission.

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Information is provided under the heading "Directors" above, for the following officers: Robert W. Forsyth and Vidur V. Bhogilal. Other executive officers are as follows:

Name                          Age          Position
----                          ---          --------
Richard J. Orlando            51           President and Chief Executive Officer

Mr. Orlando joined the company on December 13, 2000, as President and Chief Executive Officer. Mr. Orlando has over 25 years of experience in the Information Technology business. Prior to joining the Company Mr. Orlando was Senior Vice President at Myway.com (a subsidiary of CMGI) from 1996. Prior to that he had worked at Data General, Computertown and Wang Laboratories.

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors recommends that Grant Thornton LLP, independent public accountants for the years ended June 30, 1996- 1999, serve in the same capacity for the current fiscal year ending June 30, 2001.

The Board of Directors recommends that the shareholders vote "FOR" the ratification of Grant Thornton LLP as independent public accountants for the fiscal year ended June 30, 2001, (Proposal 2 on the Proxy Card). A representative of Grant Thornton LLP is expected to be available to respond to appropriate questions raised at the annual meeting. A representative of Grant Thornton LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be available to answer appropriate questions.

OTHER MATTERS

The Board of Directors is not aware of any matter which may properly be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of the shareholders arise, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, in the interests of the Company, discretionary authority to do so being included in the proxy.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based on information available to the Company, all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act were filed in a timely manner during the Company's most recent fiscal year.

All shareholders are urged to fill in, sign and promptly return the enclosed proxy card.

                                              By Order of the Board of Directors

                                              /s/Vidur V. Bhogilal
                                              Vidur V. Bhogilal, Secretary

                                                                      Appendix A

SAZTEC INTERNATIONAL, INC.

AUDIT COMMITTEE
CHARTER OF DUTIES AND RESPONSIBILITIES
October 19, 2000

The Audit Committee is a standing committee of the Saztec International, Inc. Board of Directors. The committee is comprised of 2 independent Directors and holds a minimum of 4 scheduled meetings during each calendar year.

The principal responsibilities of the Audit Committee are:

(a) To make recommendations to the Board of Directors regarding the engagement of the Company's independent auditors after reviewing management's evaluation and recommendation of the auditors and their independence (receive independence statement from auditors), and to review the arrangements for and scope of the independent audit.

(b) To review the results of the audit engagement with the independent auditors, their comments on the Company's system of internal control and their management letter, if any.

(c) To review with the Company's management and the independent auditors the accounting principles applied in financial reporting, and to review and approve any major policy changes affecting the Company's financial presentation.

(d) To report activities of the Committee to the Board of Directors and make such recommendations and findings concerning any audit or related matters as it deems appropriate.

(e) To meet annually with the independent auditors to discuss any issues that the Committee and/or the independent auditors wish to address in the absence of Company Management.

(f)         Review Form 10-K and Form 10-Qs filed with SEC.

The members of the Audit Committee are not employees of the Company and, in the opinion of the Board of Directors are free of any relationship that would interfere with the exercise of independent judgment as a member of the Audit Committee.

The Audit Committee represents the Board of Directors, discharging its responsibility of oversight of the financial reporting process by carrying out the above functions. The existence and activities of the committee, however, does not alter the traditional roles and responsibilities of the Company's management and the independent auditors with respect to the accounting and internal control functions and financial statement presentation.

                          PROXY SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF SAZTEC INTERNATIONAL, INC.
           FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2001

The undersigned shareholder of SAZTEC INTERNATIONAL, INC., hereby appoints Vidur
V. Bhogilal, the attorney and proxy, with full power of substitution, to vote for the undersigned all shares of any class of shares of capital stock of SAZTEC INTERNATIONAL, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 17, 2001 at 8:30 A.M. (Eastern time), at the Company offices at 900 Middlesex Turnpike Bldg. 5, Billerica, MA, 01821 and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. The undersigned acknowledges receipt of this proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated April 24, 2001. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked on the right side hereon upon the following matters, and otherwise in their discretion.

1. ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominees' name in the list below.)
FOR all nominees listed below                WITHHOLD AUTHORITY to vote for all
(except as marked to the contrary)           nominees listed below

            Pradeep Barthakur   Robert W. Forsyth   Hans Lindroth
    Tom W. Olofson   Lalit S. Kanodia   Vidur V. Bhogilal   Lee R. Petillon

2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDED JUNE 30, 2001

          FOR               AGAINST                   ABSTAIN

                            (Continued on back side)

                             (Continued from front)

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. IMPORTANT: Please date this proxy and sign exactly as your name or names appears on your stock certificate. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their titles. If a corporation, please sign in full corporate name by president or by authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  DATED:__________________ 2001

                                                  _____________________________
                                                     SIGNATURE OF STOCKHOLDER

                                                  DATED:__________________ 2001

                                                  _____________________________
                                                    SIGNATURE IF HELD JOINTLY

          Please mark, sign, date and return this proxy card promptly.